UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________
FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 4, 2015

_____________________________________________
MPLX LP
(Exact name of registrant as specified in its charter)

_____________________________________________

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 672-6500
(Former name or former address, if changed since last report)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On December 4, 2015, MPLX LP, a Delaware limited partnership (“MPLX”), entered into a loan agreement (the “Loan Agreement”) with MPC Investment LLC, a Delaware limited liability company (“MPC Investment”). Under the terms of the Loan Agreement, MPC Investment will make a loan or loans (the “Loan”) to MPLX on a revolving basis as requested by MPLX and as agreed to by MPC Investment, in an amount or amounts that do not result in the aggregate principal amount of all loans outstanding exceeding $500 million at any one time. The entire unpaid principal amount of the Loan, together with all accrued and unpaid interest and other amounts, shall become due and payable on December 4, 2020. MPC Investment may demand payment of all or any portion of the outstanding principal amount of the Loan, together with all accrued and unpaid interest and other amounts, at any time prior to December 4, 2020. Interest shall accrue on the unpaid principal amount of the Loan at a rate equal to the sum of (i) the one month term, LIBOR Rate for dollar deposits, plus (ii) a premium of one hundred fifty basis points.

The foregoing description of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Loan Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

MPC Investment is the sole member of MPLX GP LLC, a Delaware limited liability company and the general partner of MPLX (“MPLX GP”), and is a wholly owned subsidiary of Marathon Petroleum Corporation, a Delaware corporation (“MPC”). As MPLX’s general partner, MPLX GP manages MPLX’s operations and activities through MPLX GP’s officers and directors. Certain individuals serve as officers and directors of both MPLX GP and MPC. In addition, as of the date hereof, MPC holds, indirectly through its subsidiaries, 56,932,134 common units representing limited partner interests in MPLX (“MPLX Common Units”) and 6,800,475 general partner units of MPLX, representing, respectively, 19.2% of the MPLX Common Units outstanding and a 2% general partner interest in MPLX.

Item 2.01	Completion of Acquisition or Disposition of Assets.
On December 4, 2015, MPLX completed the acquisition of MarkWest Energy Partners, L.P., a Delaware limited partnership (“MarkWest”), pursuant to the terms of the Agreement and Plan of Merger, dated as of July 11, 2015 (the “Original Merger Agreement”), as amended on November 10, 2015 (“Amendment No. 1”) and November 16, 2015 (“Amendment No. 2”; and the Original Merger Agreement as amended by Amendment No. 1 and Amendment No. 2, the “Merger Agreement”), by and among MPLX, MarkWest, MPLX GP, Sapphire Holdco LLC, a Delaware limited liability company and wholly owned subsidiary of MPLX (“Merger Sub”), and, for certain limited purposes set forth in the Merger Agreement, MPC. Under the terms of the Merger Agreement, Merger Sub merged with and into MarkWest (the “Merger”), with MarkWest surviving the Merger as a wholly owned subsidiary of MPLX.

At the effective time of the Merger on December 4, 2015 (the “Effective Time”), each outstanding common unit of MarkWest (the “MWE Common Units”) was converted into the right to receive (i) 1.09 MPLX Common Units (such consideration, the “Common Unit Merger Consideration”) and (ii) $6.20 in cash (the “Cash Consideration” and, together with the Common Unit Merger Consideration, the “Common Merger Consideration”).

At the Effective Time, each Class B unit of MarkWest (the “MWE Class B Units”) outstanding immediately prior to the Effective Time was converted into the right to receive one Class B unit of MPLX (the “MPLX Class B Units”) having substantially similar rights, including with respect to conversion and registration rights and obligations that the MWE Class B Units had immediately prior to the Effective Time. On July 1, 2016 and July 1, 2017 (unless earlier converted upon certain fundamental changes regarding MPLX), each MPLX Class B Unit will automatically convert into 1.09 MPLX Common Units and the right to receive the Cash Consideration.

At the Effective Time, the Class A units of MarkWest (the “MWE Class A Units”) outstanding immediately prior to the Effective Time were converted into a specified number of Class A units of MPLX (the “MPLX Class A Units”) having substantially similar rights and obligations that the MWE Class A Units had immediately prior to the Effective Time.

As a result of the Merger, each phantom unit representing MWE Common Units granted under MarkWest’s equity plans outstanding immediately prior to the Effective Time fully vested and converted into the right to receive the Common Merger Consideration.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Original Merger Agreement, Amendment No. 1 and Amendment No. 2, copies of which are attached as Exhibit 2.1, 2.2 and 2.3, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As a result of the completion of the Merger, as of the Effective Time, MPLX assumed an aggregate principal amount of $4.1 billion in senior notes issued by MarkWest and MarkWest Energy Finance Corporation consisting of: $750 million aggregate principal amount of 5.500% senior notes due February 15, 2023; $1.0 billion aggregate principal amount of 4.500% senior notes due July 15, 2023; $1.15 billion aggregate principal amount of 4.875% senior notes due December 1, 2024; and $1.2 billion aggregate principal amount of 4.875% senior notes due June 1, 2025 (collectively, the "MarkWest senior notes").
The MarkWest senior notes were all issued under an indenture, dated as of November 2, 2010, as supplemented and amended, by and among MarkWest, MarkWest Energy Finance Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as the trustee. The MarkWest senior notes are the senior unsecured obligations of MarkWest. The indentures governing the MarkWest senior notes contain covenants that restrict the ability of MarkWest and its subsidiaries, with significant exceptions, to: borrow money; pay distributions or dividends on equity or purchase, redeem or otherwise acquire equity; make investments; use assets as collateral in other transactions; sell certain assets or merge with or into other companies; engage in transactions with affiliates; and engage in unrelated businesses. The indentures governing the MarkWest senior notes also contain customary events of default.
On November 19, 2015, MPLX announced that, in connection with the Merger, it had commenced offers to exchange any and all outstanding MarkWest senior notes for (1) up to $4.1 billion aggregate principal amount of new notes issued by MPLX having the same maturity and interest rates as the MarkWest senior notes and (2) cash. In addition, on the same date, MarkWest commenced consent solicitations from holders of each series of the MarkWest senior notes to amend the indentures governing the MarkWest senior notes to remove certain restrictive and reporting covenants and certain default provisions. The exchange offers and consent solicitations are set to expire on December 18, 2015, unless extended. On December 3, 2015, supplemental indentures were executed to amend the indentures governing the MarkWest senior notes to remove the majority of these restrictive covenants and certain default provisions. The supplemental indentures are effective upon execution but will only become operative upon consummation of the exchange offers and consent solicitations.
As previously disclosed, on October 27, 2015, MPLX entered into an amendment to its existing credit agreement to, among other things, increase the aggregate amount of revolving credit capacity under the credit agreement by $1.0 billion for total aggregate commitments of $2.0 billion. This amendment to MPLX’s existing credit facility became effective in connection with the closing of the Merger. In connection with the closing of the Merger, MarkWest's bank revolving credit facility was terminated and the approximately $943 million outstanding under MarkWest's bank revolving credit facility was repaid with $850 million of borrowings under MPLX's bank revolving credit facility and $93 million of cash.

Item 3.02	Unregistered Sales of Equity Securities.
In connection with the Merger, MPLX issued 28,554,313 MPLX Class A Units upon the conversion of 22,640,000 MWE Class A Units and 7,981,756 MPLX Class B Units upon the conversion of 7,981,756 MWE Class B Units. The MPLX Class A Units and MPLX Class B Units were issued in reliance upon an exemption from registration requirements under Section 4(a)(2) of the Securities Act of 1933.

In connection with the Merger, MPLX GP purchased 5,160,950 MPLX general partner units for approximately $168 million in cash to maintain its 2% general partner interest in MPLX. The general partner units were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective December 4, 2015, pursuant to the terms of the Merger Agreement, MPC Investment, the sole member of MPLX GP, increased the size of the board of directors of MPLX GP (the “Board”) from ten members to twelve members and elected Frank

M. Semple and Michael L. Beatty as directors. Also effective December 4, 2015, the Board appointed Mr. Semple to an executive officer role as Vice Chairman of MPLX GP. As Mr. Semple also serves as an officer of MPLX GP, he will not receive compensation for his services as a director. As a non-employee director, Mr. Beatty will receive compensation in the same manner as MPLX GP’s other non-employee directors. The terms of non-employee director compensation were disclosed in MPLX’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission on February 27, 2015.

Effective December 4, 2015, the Board appointed Nancy K. Buese, age 45, Executive Vice President and Chief Financial Officer of MPLX GP. In her new role, Ms. Buese serves as the principal financial officer of MPLX. Ms. Buese was appointed Chief Financial Officer of MarkWest Energy GP, L.L.C., a Delaware limited liability company and the general partner of MarkWest (“MarkWest GP”) in October 2006. Prior to her appointment as Chief Financial Officer of MarkWest GP, Ms. Buese served as Chief Accounting Officer of MarkWest since November 2005. Prior to joining MarkWest, Ms. Buese was the Chief Financial Officer for Experimental and Applied Sciences ("EAS") in Golden, Colorado. EAS is a wholly owned subsidiary of Abbott Laboratories. Prior to her employment at EAS, Ms. Buese was a Vice President with TransMontaigne Inc. in Denver, Colorado. Preceding this appointment, Ms. Buese was a Partner with Ernst & Young LLP. Ms. Buese received her bachelor's degree in accounting and business administration from the University of Kansas and is a licensed certified public accountant in the State of Colorado.

On September 14, 2015, Ms. Buese entered into a retention agreement (the “Buese Retention Agreement”) with Marathon Petroleum Company LP, a Delaware limited partnership and wholly owned subsidiary of MPC (“MPC LP”), which provides that Ms. Buese is eligible to receive the following compensation in connection with her employment with MPC LP or its affiliates: (1) an annual salary of $450,000 and annual market-based pay increases in accordance with company practices; (2) a retention bonus in the form of long- and short-term incentives, consisting of cash, phantom units representing MPLX Common Units and MPC restricted stock and (3) a cash bonus for the 2015 calendar year determined by the performance metrics established under the short-term incentive plan of an affiliate of MarkWest. Ms. Buese is also eligible to participate in the compensation and benefit programs of MPC LP or its affiliates, including the annual cash bonus program and long-term incentive compensation plan, as well as other benefit plans and programs such as health and life insurance, income protection by means of long-term and short-term disability and retirement and severance benefits plans.

Effective December 4, 2015, the Board appointed John C. Mollenkopf, age 54, Executive Vice President and Chief Operating Officer - MarkWest Operations of MPLX GP. In his new role, Mr. Mollenkopf serves as principal operating officer of MPLX respecting the MarkWest operations. Mr. Mollenkopf became the Chief Operating Officer of MarkWest GP in January 2011. Prior to this, he served as the Chief Operations Officer of MarkWest GP since October 2006. Prior to his appointment as Chief Operations Officer, Mr. Mollenkopf served as Senior Vice President, Southwest Business Unit, since January 2004 and as Vice President, Business Development since January 2003. Prior to these positions, he served as Vice President, Michigan Business Unit, of MarkWest GP since its inception in May 2002 and in various leadership positions of MarkWest or its affiliates since 1997. From 1983 to 1996, Mr. Mollenkopf worked for ARCO Oil and Gas Company, holding various positions in process and project engineering, as well as operations supervision. Mr. Mollenkopf received his bachelor's degree in mechanical engineering from the University of Colorado at Boulder.

On November 12, 2015, Mr. Mollenkopf entered into a retention agreement (the “Mollenkopf Retention Agreement”) with MPC LP which provides that Mr. Mollenkopf is eligible to receive the following compensation in connection with his employment with MPC LP or its affiliates: (1) an annual salary of $480,000 and annual market-based pay increases in accordance with company practices; (2) a retention bonus in the form of long- and short-term incentives, consisting of cash, phantom units representing MPLX Common Units and MPC restricted stock and (3) a cash bonus for the 2015 calendar year determined by the performance metrics established under the short-term incentive plan of an affiliate of MarkWest. Mr. Mollenkopf is also eligible to participate in the compensation and benefit programs of MPC LP or its affiliates, including the annual cash bonus program and long-term incentive compensation plan, as well as other benefit plans and programs such as health and life insurance, income protection by means of long-term and short-term disability and retirement and severance benefits plans.

Effective December 4, 2015, the Board appointed Paula L. Rosson, age 49, Senior Vice President and Chief Accounting Officer of MPLX GP. In her new role, Ms. Rosson serves as principal accounting officer of MPLX. Ms. Rosson was appointed as principal accounting officer of MarkWest GP in July 2011. She was appointed as a Senior Vice President of MarkWest GP in January 2014.  Ms. Rosson previously served as Vice President of MarkWest GP from November 2006 through December 2013 and as Controller from November 2006 through July 2011. Prior to that, she served various executive roles with Fischer Imaging Corporation, including President/Chief Executive Officer and Chief Financial Officer in 2006 and Vice President/Controller from 2005 through 2006, served as the Assistant Controller at Teletech from 2003 through 2004, served last as the Controller of a division of Cenveo from 1999 through 2003 and held various positions in the audit practice of Ernst & Young LLP from 1989 through 1999. Ms. Rosson received her master’s degree in accounting and bachelor’s degree in accounting from Utah State University and is a licensed certified public accountant in the State of Colorado.

Ms. Rosson entered into a letter agreement with MPC, dated October 6, 2015 (the “Letter Agreement”), which provides that Ms. Rosson is eligible to receive the following compensation in connection with her employment with an affiliate or subsidiary of MPC: (1) a retention bonus in the form of long- and short-term incentives, consisting of cash and phantom units representing MPLX Common Units and (2) a cash bonus for the 2015 calendar year determined by the performance metrics established under the short-term incentive plan of an affiliate of MarkWest. Ms. Rosson also receives an annual base salary and is eligible to participate in the compensation and benefit programs of MPC LP or its affiliates, including the annual cash bonus program and long-term incentive compensation plan, as well as other benefit plans and programs such as health and life insurance, income protection by means of long-term and short-term disability and retirement and severance benefits plans.

Effective December 4, 2015, Timothy T. Griffith resigned from his position as principal financial officer of MPLX. Mr. Griffith will no longer serve as an officer of MPLX GP but will continue to serve as a director on the Board. Mr. Griffith continues to serve as Senior Vice President and Chief Financial Officer of MPC.

Effective December 4, 2015, John S. Swearingen was appointed Vice President, Crude Oil and Refined Products Pipelines of MPLX GP. In this role, Mr. Swearingen continues to serve as the principal operating officer of MPLX respecting pipeline operations. Mr. Swearingen also continues to serve as Senior Vice President, Transportation and Logistics of MPC.

Effective December 4, 2015, Ian D. Feldman resigned from his position as principal accounting officer of MPLX and continues to serve as a Controller.

Effective December 4, 2015, Joshua P. Hallenbeck was appointed Vice President, Finance and Treasurer of MPLX GP. Mr. Hallenbeck previously served as Vice President of Finance and Treasurer of MarkWest GP. Effective December 4, 2015, Thomas Kaczynski resigned as Vice President, Finance and Treasurer of MPLX GP. Mr. Kaczynski continues to serve as Vice President, Finance and Treasurer of MPC.

The foregoing descriptions of the Buese Retention Agreement, Mollenkopf Retention Agreement and Letter Agreement do not purport to be complete and are qualified in their entirety by the full text of the Buese Retention Agreement, Mollenkopf Retention Agreement and Letter Agreement, copies of which are attached as Exhibit 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 4, 2015, MPLX GP executed Amendment No. 1 (the “Partnership Amendment”) to the First Amended and Restated Agreement of Limited Partnership of MPLX LP (the “Partnership Agreement”).

The Partnership Amendment amends the Partnership Agreement to provide for the issuance of new classes of limited partner interests designated as MPLX Class A Units and MPLX Class B Units and to provide for other amendments necessary to accommodate the creation of MPLX Class A Units and MPLX Class B Units and the Merger.

The foregoing description of the Partnership Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Partnership Amendment, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On December 4, 2015, MPLX and MWE issued a joint press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
(b) Pro Forma Financial Information.

The financial statements of MarkWest and pro forma financial information of MPLX required to be filed under Item 9.01 of Form 8-K are included in MPLX’s Registration Statement on Form S-4 (Registration No. 333-206455) as filed with the SEC on August 18, 2015, and as amended on September 18, 2015 and October 8, 2015, and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, dated as of July 11, 2015, by and among MPLX LP, Sapphire Holdco LLC, MPLX GP LLC, MarkWest Energy Partners, L.P. and, for certain limited purposes set forth therein, Marathon Petroleum Corporation (incorporated by reference to Exhibit 2.1 to MPLX LP’s Current Report on Form 8-K (File No. 001-35714) filed with the Securities and Exchange Commission on July 13, 2015).

2.2
Amendment to Agreement and Plan of Merger, dated as of November 10, 2015, by and among MPLX LP, Sapphire Holdco LLC, MPLX GP LLC, MarkWest Energy Partners, L.P. and, for certain limited purposes set forth therein, Marathon Petroleum Corporation (incorporated by reference to Exhibit 2.1 to MPLX LP’s Current Report on Form 8-K (File No. 001-35714) filed with the Securities and Exchange Commission on November 12, 2015).

2.3
Amendment Number 2 to Agreement and Plan of Merger, dated as of November 16, 2015, by and among MPLX LP, Sapphire Holdco LLC, MPLX GP LLC, MarkWest Energy Partners, L.P. and, for certain limited purposes set forth therein, Marathon Petroleum Corporation (incorporated by reference to Exhibit 2.1 to MPLX LP’s Current Report on Form 8-K (File No. 001-35714) filed with the Securities and Exchange Commission on November 17, 2015).

3.1	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of MPLX LP, dated December 4, 2015.
10.1	Loan Agreement, by and between MPLX LP and MPC Investment LLC, dated December 4, 2015.
10.2	Retention Agreement, by and between Marathon Petroleum Company LP and Nancy K. Buese, dated September 14, 2015.
10.3	Retention Agreement, by and between Marathon Petroleum Company LP and John C. Mollenkopf, dated November 12, 2015.
10.4	Letter Agreement, by and between Marathon Petroleum Corporation and Paula L. Rosson, dated October 6, 2015.
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of MarkWest.
99.1	Press release of MPLX LP and MarkWest Energy Partners, L.P. dated December 4, 2015.
* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: December 10, 2015	By:	/s/ Nancy K. Buese
Name: Nancy K. Buese
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, dated as of July 11, 2015, by and among MPLX LP, Sapphire Holdco LLC, MPLX GP LLC, MarkWest Energy Partners, L.P. and, for certain limited purposes set forth therein, Marathon Petroleum Corporation (incorporated by reference to Exhibit 2.1 to MPLX LP’s Current Report on Form 8-K (File No. 001-35714) filed with the Securities and Exchange Commission on July 13, 2015).

2.2
Amendment to Agreement and Plan of Merger, dated as of November 10, 2015, by and among MPLX LP, Sapphire Holdco LLC, MPLX GP LLC, MarkWest Energy Partners, L.P. and, for certain limited purposes set forth therein, Marathon Petroleum Corporation (incorporated by reference to Exhibit 2.1 to MPLX LP’s Current Report on Form 8-K (File No. 001-35714) filed with the Securities and Exchange Commission on November 12, 2015).

2.3
Amendment Number 2 to Agreement and Plan of Merger, dated as of November 16, 2015, by and among MPLX LP, Sapphire Holdco LLC, MPLX GP LLC, MarkWest Energy Partners, L.P. and, for certain limited purposes set forth therein, Marathon Petroleum Corporation (incorporated by reference to Exhibit 2.1 to MPLX LP’s Current Report on Form 8-K (File No. 001-35714) filed with the Securities and Exchange Commission on November 17, 2015).

3.1	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of MPLX LP, dated December 4, 2015.
10.1	Loan Agreement, by and between MPLX LP and MPC Investment LLC, dated December 4, 2015.
10.2	Retention Agreement, by and between Marathon Petroleum Company LP and Nancy K. Buese, dated September 14, 2015.
10.3	Retention Agreement, by and between Marathon Petroleum Company LP and John C. Mollenkopf, dated November 12, 2015.
10.4	Letter Agreement, by and between Marathon Petroleum Corporation and Paula L. Rosson, dated October 6, 2015.
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of MarkWest.
99.1	Press release of MPLX LP and MarkWest Energy Partners, L.P. dated December 4, 2015.
* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.